Exhibit 10.9

FINANCIAL SERVICES VEHICLE TRUST,

BMW MANUFACTURING L.P.,

BMW AUTO LEASING LLC,

BMW VEHICLE LEASE TRUST [____]-[_],

and

[___________________],

as Indenture Trustee

BACK-UP SECURITY AGREEMENT

Dated as of [_____________]

RECITALS

1

Article One

DEFINITIONS

3

1.01.

Definitions

3

1.02.

Interpretive Provisions

3

Article Two

SECURITY INTEREST

4

2.01.

Grant of Security Interest

4

2.02.

Certificate of Title

5

2.03.

Filing of Financing Statements

5

2.04.

Use of Collateral

5

2.05.

Further Description of the Collateral

5

2.06.

Back-Up Rights of Issuer

5

Article Three

MISCELLANEOUS

5

3.01.

Amendments

5

3.02.

Governing Law

6

3.03.

Severability of Provisions

6

3.04.

Counterparts

6

3.05.

Successors and Assigns

6

3.06.

Further Assurances

6

3.07.

Limitation of Liability of Owner Trustee

6

3.08.

Notices

6

SCHEDULES

Schedule A — Schedule of [____]-[_] Leases

A-1

BACK-UP SECURITY AGREEMENT

This Back-Up Security Agreement, dated as of [___________], is among Financial Services Vehicle Trust, a Delaware business trust (the “Vehicle Trust”), BMW Manufacturing L.P., an Indiana limited partnership (“BMW LP”), BMW Auto Leasing LLC, a Delaware limited liability company (the “Transferor”), BMW Vehicle Lease Trust [___]-[_], a Delaware statutory trust (the “Issuer”), and [_____________], a [__________], as trustee (the “Indenture Trustee”) under the Indenture, dated as of [__________] (the “Indenture), from the Issuer to the Indenture Trustee.

RECITALS

WHEREAS, the Vehicle Trust is governed by the Amended and Restated Trust Agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Basic Trust Agreement”), between BMW LP and The Bank of New York (Delaware), as Trustee, a national banking association (the “Trustee”);

WHEREAS, the Vehicle Trust was formed for the purposes of taking assignments and conveyances of, holding in trust and releasing its ownership interest in, various trust assets (the “Trust Assets”), including lease contracts insofar as such lease contracts pertain to particular passenger cars, motorcycles or light trucks and the related passenger cars, motorcycles or light trucks;

WHEREAS, the parties to the Vehicle Trust Agreement supplemented the Vehicle Trust Agreement with a supplement, dated as of [__________] (the “[___]-[_] Vehicle Trust Supplement” and together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”), to establish one special unit of beneficial interest (the “[____]-[_] SUBI”);

WHEREAS, in connection with the SUBI Trust Agreement, a separate portfolio of Leases (the “[____]-[_] Leases”), the Vehicles that are leased under the [____]-[_] Leases (the “[____]-[_] Vehicles”) and certain other related assets of the Vehicle Trust have been allocated to the [____]-[_]SUBI;

WHEREAS, the Vehicle Trust has issued to BMW LP certificates evidencing a beneficial interest in the [____]-[_] SUBI (the “[____]-[_] SUBI Certificate”);

WHEREAS, the Issuer was formed pursuant to that certain trust agreement, dated as of [________], as amended and restated as of [___________], between the Transferor and [__________], a [__________], as owner trustee (the “Trust Agreement”);

WHEREAS, pursuant to the SUBI certificate transfer agreement, dated as of [_________] (the “SUBI Certificate Transfer Agreement”), between BMW LP and the Transferor, BMW LP has transferred and assigned, without recourse, to the Transferor all of BMW LP’s interest in the SUBI Certificate in consideration of the Transfer Price (as defined therein);

WHEREAS, pursuant to the Issuer SUBI certificate transfer agreement, dated as of [___________] (the “Issuer SUBI Certificate Transfer Agreement”), between the Transferor and the Issuer, the Transferor has transferred and assigned, without recourse, to the Issuer all of the Transferor’s interest in the [____]-[_] SUBI Certificate and certain other rights in consideration of the Transfer Price (as defined therein);

WHEREAS, pursuant to the Indenture, the Issuer has granted a security interest in the [____]-[_] SUBI Certificate to the Indenture Trustee to secure payment of the Notes; and

WHEREAS, the parties hereto desire to provide that if, for any reason, the form of any of the transactions contemplated by the SUBI Trust Agreement, the [____]-[_] SUBI Certificate, the Trust Agreement or the Indenture (collectively, the “Transfer Documents”) are deemed to constitute a loan by any or all of the Securityholders (as defined in the Trust Agreement), secured by a pledge of the [____]-[_] SUBI Assets or any interest therein (rather than by the [____]-[_] SUBI Certificate), each of the Vehicle Trust, BMW LP and the Transferor shall be deemed to have granted to the Issuer a first priority security interest in the Collateral (as defined herein) to secure the Securities, which security interest the Issuer shall have assigned to the Indenture Trustee to secure the Notes.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

1.01.

Definitions.  Whenever used herein, unless the context otherwise requires, (i) capitalized terms not otherwise defined herein have the meanings ascribed thereto in the SUBI Trust Agreement, and if not defined therein, in the SUBI Servicing Agreement, (ii) capitalized terms defined in the Preamble and the Recitals have the meanings set forth therein and (iii) the following words and phrases shall have the following meanings:

“Agreement” means this Back-Up Security Agreement, as amended or supplemented from time to time.

“Back-Up Event” means that a court of competent jurisdiction has made a determination or ruling that has the effect of allowing realization on the security intended to be provided to the Issuer by the Transfer Documents only if such transactions are deemed to constitute a loan by the Issuer, secured directly by a pledge of the [____]-[_] SUBI Assets or any interest therein (rather than by the [____]-[_] SUBI Certificate and the beneficial interest in the [____]-[_] SUBI Assets represented thereby).

“Basic Trust Agreement” has the meaning set forth in the Recitals.

“Collateral” has the meaning set forth in Section 2.01(a).

“Pledgors” means the Vehicle Trust, BMW LP and the Transferor.

“SUBI Servicing Agreement” means the Servicing Agreement, dated as of August 30, 1995, among the Vehicle Trust, BMW LP and BMW FS NA, LLC (“BMW FS”), as servicer, as supplemented by the Supplement [____]-[_] to the Servicing Agreement, dated as of [__________], among the Vehicle Trust, BMW LP, and BMW FS, as servicer.

“Trust Assets” has the meaning set forth in the Basic Trust Agreement.

“UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction.

1.02.

Interpretive Provisions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,  (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation” and (v) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

ARTICLE TWO

SECURITY INTEREST

2.01.

Grant of Security Interest.

(a)

Each of the Vehicle Trust, BMW LP and the Transferor hereby grants to the Issuer a security interest in all of its present and future right, title and interest in, to and under (but not, except to the extent required by law, any obligations with respect to) the following collateral (the “Collateral”):  (i) a 100% interest in (A) all rights under the [____]-[_] Leases; (B) all other [____]-[_] SUBI Assets, including the [____]-[_] SUBI Collection Account but excluding the [____]-[_] Vehicles and (C) all proceeds of the items described in (i) (A) and (B), including insurance payable by reason of loss or damage to the [____]-[_] Vehicles to the extent not applied to making repairs to the related [____]-[_] Vehicle or otherwise paid by the Servicer to the Lessee, a third person or governmental authority as required by law or pursuant to its normal servicing practices and (ii) all proceeds of the foregoing.  Such grant is made to secure (i) the payment of all amounts due on the Securities in accordance with their terms in the priorities of payment set forth in the Indenture, (ii) the payment of all other sums payable under the Trust Agreement or the Indenture and (iii) compliance with the provisions of the Trust Agreement and the Indenture.

(b)

The Issuer hereby assigns to the Indenture Trustee its security interests in the Collateral granted pursuant to Section 2.01(a) hereof to secure (i) the payment of all amounts due on the Notes, (ii) the payment of all other sums payable under the Indenture and (iii) compliance with the provisions of the Indenture.

(c)

Each of the Trustee and the Indenture Trustee acknowledges such grant and assignment, but all parties hereto acknowledge and agree that (i) such grant and assignment are made solely for protective purposes and without representation or warranty as to the nature of any of parties’ rights in and to the Collateral; and (ii) none of the parties hereto intends to imply in any way that any of the Transfer Documents should not be interpreted or enforced in accordance with its respective terms.  Each of the Trustee and the Indenture Trustee also acknowledges that it shall have no claim to any proceeds or assets of the Vehicle Trust or to any of the Trust Assets other than the [____]-[_] SUBI Assets and any present or future proceeds thereof.

2.02.

Certificate of Title.  None of the parties hereto, including the Vehicle Trust, shall be required to make notation on, or cause to be taken any other action with respect to, any Certificate of Title for any [____]-[_] Vehicle to reflect the back-up Lien created hereby.

2.03.

Filing of Financing Statements.

(a)

Each of the Vehicle Trust, BMW LP, the Transferor and the Issuer, will from time to time execute, deliver and file all UCC financing statements and continuation statements reasonably required or necessary to maintain, perfect or continue the perfection of the backup Lien created hereby with respect to the [____]-[_] Leases and the proceeds thereof and any other Collateral, the perfection of a security interest in which may be accomplished and continued by the same filings.  The obligations of the Vehicle Trust hereunder will be performed by the Administrator.

(b)

Upon release of the lien of the Indenture, the Indenture Trustee shall execute and file such partial or full releases or partial or full assignments of financing statements and other documents and instruments as may reasonably be requested by the Issuer to assign the Indenture Trustee’s interests hereunder back to the Issuer.

2.04.

Use of Collateral.  Each of the parties granting a security interest hereunder may continue to use and deal with its interest in the Collateral in any lawful manner and may sell items of Collateral in the ordinary course of its business, subject only to the requirements of the Transfer Documents and the SUBI Servicing Agreement, as appropriate.

2.05.

Further Description of the Collateral.  Exhibit A attached to the [____]-[_] Vehicle Trust Supplement, which Exhibit is hereby incorporated herein by this reference, contains a description of the [____]-[_] Leases.

2.06.

Back-Up Rights of Issuer.  If a Back-Up Event shall have occurred and be continuing, the Issuer may exercise the rights and remedies with respect to the Collateral of a secured party under the UCC to the extent permitted by applicable law.  Notwithstanding any other provision hereof, the Issuer shall have recourse only against the Collateral and not against any Pledgor hereunder.

ARTICLE THREE

MISCELLANEOUS

3.01.

Amendments.  This Agreement may be amended by written agreement among the parties hereto; provided, however, that it may only be amended under the same circumstances the Trust Agreement could be amended pursuant to Section 12.01 thereof and the Indenture could be amended pursuant to Article Nine thereof.

3.02.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

3.03.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as the same may be amended or supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

3.04.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

3.05.

Successors and Assigns.  All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

3.06.

Further Assurances.  Each party will perform such acts and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

3.07.

Limitation of Liability of Owner Trustee and the Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this instrument has been executed by [_______________] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [______________] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.  Notwithstanding anything herein to the contrary, Section 2.07 of the Trust Agreement shall remain in full force and effect.

(b)

Notwithstanding anything contained herein to the contrary, this instrument has been executed by [_______________] not in its individual capacity but solely in its capacity as Trustee of the Vehicle Trust and in no event shall [__________________] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Vehicle Trust hereunder, as to all of which recourse shall be had solely to the assets of the Vehicle Trust.  For all purposes of this Agreement, in the performance of any duties or obligations of the Vehicle Trust hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Part Six of the SUBI Trust Agreement.

3.08.

Notices.  All notices, requests and demands under this Agreement shall be given in accordance with Section 11.04 of the Indenture.  The address for such purpose of (i) the Vehicle Trust shall be c/o [__________________]; (ii) BMW LP shall be 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 (telecopier no. (201) 307-9286), Attention: General Counsel and (iii) the Transferor shall be 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 (telecopier no. (201) 307-9286), Attention: General Counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereto duly authorized, as of the day and year first above written.

FINANCIAL SERVICES VEHICLE TRUST

By:

[_____________], not in its individual capacity but solely as as Trustee

By:

Name:

Title:

BMW MANUFACTURING LP

By:

BMW FACILITY PARTNERS, LLC,
as General Partner

By:

Name:

Title:

By:

Name:

Title:

BMW AUTO LEASING LLC

By:

BMW FINANCIAL SERVICES NA, LLC,
as Managing Member

By:

Name:

Title:

By:

Name:

Title:

BMW VEHICLE LEASE TRUST [____]-[_]

By:

[____________], not in its individual capacity but solely

as Owner Trustee

By:

Name:

Title:

 [_____________],

as Indenture Trustee

By:

Name:

Title:

SCHEDULE A

Schedule of [____]-[_] Leases

[Omitted. Copies on file with the Servicer, the Trustee and the Owner Trustee.]